Realized and Net Change in Unrealized Gains (Losses) in Other Investments (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Gain (Loss) on Securities [Line Items]
Total Investment Income (Loss)	$ 232,842	$ 1,233,062	$ 16,788,721
Other Investments
Gain (Loss) on Securities [Line Items]
Realized Gains (Losses)	(19,346)	203,327	163,199
Net Change in Unrealized Gains (Losses)	(47,017)	(1,128,244)	340,867
Total Investment Income (Loss)	$ (66,363)	$ (924,917)	$ 504,066